UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/21/2006

PW Eagle, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-18050

Minnesota	41-1642846
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1550 Valley River Drive, Eugene, Oregon 97401
(Address of principal executive offices, including zip code)

541-343-0200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On August 21, 2006, PW Eagle, Inc. adopted a plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to facilitate the repurchase of its shares of common stock under its previously announced stock repurchase program.

Item 9.01.    Financial Statements and Exhibits

(a)        Financial statements: None
(b)        Pro forma financial information: None
(c)        Shell Company Transactions. None
(d)        Exhibits: None

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PW Eagle, Inc.

Date: August 21, 2006	By:	/s/ Scott Long
Scott Long
Chief Financial Officer